UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 27, 2005
Date of Report (Date of earliest event reported)
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46000 Center Oak Plaza Sterling, Virginia (Address of principal executive offices)	20166 (Zip Code)
(571) 434-5400
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 27, 2005, NeuStar, Inc. (the “Company”) announced its financial results for the third quarter of 2005. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for the information contained in this report on Form 8-K to be considered filed under the Securities Exchange Act of 1934 or incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 2.02, “Results of Operations and Financial Condition” of Form 8-K.
Item 9.01. Financial Statements and Exhibits

(c	)	Exhibits

99.1		Press release of NeuStar, Inc. dated October 27, 2005, announcing results for the third quarter of 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuStar, Inc. (Registrant)

Date: October 27, 2005	By:	/s/ Jeffrey E. Ganek

	Name:	Jeffrey E. Ganek
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit
No.	Description of Exhibit

99.1	Press release of NeuStar, Inc. dated October 27, 2005, announcing results for the third quarter of 2005.